SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2003

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 5. Other Events

     On January 23, 2003 Avnet, Inc. issued a press release regarding fiscal year 2003 second quarter results, a copy of which is filed hereto as Exhibit 99.

     Management may from time to time, comment on expectations concerning Avnet's financial performance during discussions with investors, the media, investment analysts and others. To the extent management's expectations differ during those discussions from the comments made by Avnet's quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet's web site.

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable

(c)	Exhibits:

99	Press Release of Avnet, Inc. dated January 23, 2003

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: January 27, 2003	By:	/s/ Raymond Sadowski

Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of Avnet, Inc. dated January 23, 2003